UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2018

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SunCoke Energy, Inc. (the “Company”) was held on May 3, 2018. At the Annual Meeting, the Company’s stockholders voted on the following matters:

1. On the matter of the election of two directors, Alvin Bledsoe and Susan R. Landahl, to the class of directors whose term expires in 2021, the vote was as follows:

Nominee	Votes For	Votes Against	No. of Shares Abstaining
Alvin Bledsoe	49,607,713	194,290	29,974
Susan R. Landahl	49,613,352	169,967	48,658

Number of broker non-votes: 5,558,801.

2. To approve an amendment and restatement of SunCoke Energy, Inc. Long-Term Performance Enhancement Plan, the vote was as follows:

Votes For	Votes Against	Votes Abstained
48,990,617	795,333	46,027

Number of broker non-votes: 5,558,801.

3. To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay”), the vote was as follows:

Votes For	Votes Against	Votes Abstained
49,481,388	283,830	66,759

Number of broker non-votes: 5,558,801.

4. To hold a non-binding advisory vote on the frequency of future Say-on-Pay votes, the vote was as follows:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes Abstained
44,304,879	78,992	5,331,755	116,351

Number of broker non-votes: 5,558,801.

In accordance with these results and its previous recommendation (as set forth in the definitive proxy statement for the Annual Meeting), the Company’s Board of Directors has determined that the Company will continue to hold an advisory “Say-on-Pay” vote annually. An advisory Say-on-Pay stockholder vote will continue to be included in the Company’s proxy statement for, and voted on by stockholders at, each subsequent annual meeting of stockholders. The Company’s Board of Directors will re-evaluate this determination after the next stockholder advisory vote on the frequency of Say-on-Pay votes, which the Company expects to hold no later than its 2024 Annual Meeting of Shareholders.

5. On the matter of the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, the vote was as follows:

Votes For	Votes Against	Votes Abstained
55,227,543	122,421	40,814

There were no broker non-votes with respect to this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ John J. DiRocco Jr.
John J. DiRocco Jr.
Vice President, Assistant General Counsel and Corporate Secretary

Date: May 3, 2018